UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 29, 2015

ENDO INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 29, 2015, in connection with the consummation of the Merger (defined below), Endo International plc, a public limited company incorporated under the laws of Ireland (“Endo”), Auxilium Pharmaceuticals, Inc., a Delaware corporation (“Auxilium”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of January 30, 2013, between Auxilium and the Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of January 30, 2013, between Auxilium and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indenture”), relating to Auxilium’s 1.50% Convertible Senior Notes due 2018 (the “Notes”).

Pursuant to the Second Supplemental Indenture, the Notes are no longer convertible into shares of Auxilium common stock and instead are convertible into cash and ordinary shares of Endo (“Endo Shares”) based on the weighted average of the cash and Endo Shares received by Auxilium stockholders that affirmatively made an election in connection with the Merger. As a result of such elections, for each share of Auxilium common stock a holder of Notes was previously entitled to receive upon conversion of Notes, such holder shall instead be entitled to receive $9.88 in cash and 0.3430 Endo Shares.

In addition, pursuant to the Second Supplemental Indenture, Endo became a co-obligor of Auxilium’s obligations under the Notes and expressly agreed to assume, jointly and severally with Auxilium, liability for (a) the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on all of the Notes issued under the Indenture, (b) the due and punctual delivery of Endo Shares and/or cash upon conversion of the Notes upon the exercise by a holder of Notes of the conversion rights under the First Supplemental Indenture and (c) the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by Auxilium.

The foregoing description of the Second Supplemental Indenture is not complete and is qualified in its entirety by reference to the Second Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 29, 2015, pursuant to the Amended and Restated Agreement and Plan of Merger, dated November 17, 2014 (the “Merger Agreement”), among Auxilium, Endo, Endo U.S. Inc., a Delaware corporation and indirect subsidiary of Endo (“HoldCo”), and Avalon Merger Sub Inc., a Delaware corporation and direct subsidiary of HoldCo (“Merger Sub”), Merger Sub merged with and into Auxilium, with Auxilium continuing as the surviving entity and as an indirect wholly owned subsidiary of Endo (the “Merger”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of Auxilium common stock (each, an “Auxilium Share”) issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by Endo, Merger Sub or any other direct or indirect wholly owned subsidiary of Endo, and shares owned by Auxilium or any direct or indirect wholly owned subsidiary of Auxilium, and in each case not held on behalf of third parties, (ii) shares that were owned by stockholders who had perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the General Corporation Laws of the State of Delaware and (iii) shares of restricted stock of Auxilium) was converted into the right to receive, at each Auxilium stockholder’s election, either (1) a combination of $16.625 in cash and 0.2440 Endo Shares (the “Standard Election Consideration”), (2) $33.25 in cash (the “Cash Election Consideration”) or (3) 0.4880 Endo Shares (the “Stock Election Consideration”). Auxilium stockholders who did not make an election are entitled to receive the Standard Election Consideration.

Of the 54,966,186 Auxilium Shares outstanding that were eligible to make an election, 52,154,714, or 94.9%, elected to receive the Stock Election Consideration, 249,408, or 0.4%, elected to receive the Cash Election Consideration, 110,448, or 0.2%, elected to receive the Standard Election Consideration, and the remaining 2,451,616, or 4.5%, did not make any election and thus received the Standard Election Consideration. The result of the elections led to an oversubscription of the Stock Election Consideration. In accordance with the proration method described in the Merger Agreement and proxy statement/prospectus provided to Auxilium stockholders, each Auxilium Share for which an election was made to receive the Stock Election Consideration will instead be entitled to receive approximately 0.3448 Endo Shares and $9.75 in cash.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events.

On January 29, 2015, Endo issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Endo intends to amend this Current Report on Form 8-K to include the pro forma financial information required under Item 9.01(a) within 71 calendar days from the filing of this Form 8-K.

(b)	Pro Forma Financial Information.

Endo intends to amend this Current Report on Form 8-K to include the pro forma financial information required under Item 9.01(b) within 71 calendar days from the filing of this Form 8-K.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of November 17, 2014, among Auxilium Pharmaceuticals, Inc., Endo International plc, Endo U.S. Inc. and Avalon Merger Sub Inc. (incorporated by reference to Annex A of the prospectus on Form 424B3 (File No. 333-200301) filed by Endo International plc on December 24, 2014).

4.1	Second Supplemental Indenture, dated as of January 29, 2015, among Auxilium Pharmaceuticals, Inc., Endo International plc and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated January 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO INTERNATIONAL PLC

Date: January 29, 2015	By:	/s/ CAROLINE B. MANOGUE
	Name:	Caroline B. Manogue

	Title:	Executive Vice President, Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of November 17, 2014, among Auxilium Pharmaceuticals, Inc., Endo International plc, Endo U.S. Inc. and Avalon Merger Sub Inc. (incorporated by reference to Annex A of the prospectus on Form 424B3 (File No. 333-200301) filed by Endo International plc on December 24, 2014).

4.1	Second Supplemental Indenture, dated as of January 29, 2015, among Auxilium Pharmaceuticals, Inc., Endo International plc and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated January 29, 2015.